EXHIBIT T3E.2

                         LEXINGTON PRECISION CORPORATION

                              LETTER OF TRANSMITTAL
                                       for
    Exchange of 12 3/4% Senior Subordinated Notes due February 1, 2000,
(the "Old Notes") of Lexington Precision Corporation, a Delaware corporation
                                (the "Company")


--------------------------------------------------------------------------------

          THE EXCHANGE OFFER WILL EXPIRE AT 12 MIDNIGHT, NEW YORK CITY
       TIME, ON SEPTEMBER 4, 2001 (THE "INITIAL EXPIRATION DATE"), UNLESS
                 EXTENDED BY THE COMPANY (SUCH DATE, AS EXTENDED
                  FROM TIME TO TIME, IS HEREINAFTER REFERRED TO
                           AS THE "EXPIRATION DATE").

--------------------------------------------------------------------------------


                  THE TABULATING AGENT, DEPOSITARY AND EXCHANGE AGENT
      (IN SUCH CAPACITIES, THE "EXCHANGE AGENT") FOR THE EXCHANGE OFFER IS:


                            WILMINGTON TRUST COMPANY


     BY CERTIFIED OR REGISTERED MAIL:            BY OVERNIGHT COURIER OR HAND:

        Wilmington Trust Company                   Wilmington Trust Company
Corporate Trust Reorganization Services  Corporate Trust Reorganization Services
          Rodney Square North                        Rodney Square North
        1100 North Market Street             1105 North Market Street, 1st Floor
    Wilmington, Delaware 19890-00001                Wilmington, Delaware 19801
         Attention: Aubrey Rosa                       Attention: Aubrey Rosa

                                  BY FACSIMILE:
                                  302-651-1079

                              CONFIRM BY TELEPHONE:
                                  302-651-1562


         THIS LETTER OF TRANSMITTAL, OLD NOTES BEING TENDERED FOR EXCHANGE, AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT AT THE ADDRESS LISTED ABOVE, AND NOT TO THE COMPANY, THE TRUSTEE (AS HEREINAFTER DEFINED), OR THE DEPOSITORY TRUST COMPANY.

         PLEASE READ CAREFULLY THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

                             ----------------------

         The undersigned registered holder of the Old Notes described in Box 1 below as of the close of business on August 2, 2001 (the "Holder"), hereby tenders its Old Notes in exchange for new Increasing Rate Senior Subordinated Notes (the "New Notes"), upon the terms and subject to the conditions of the exchange offer (the "Exchange Offer") set forth in the accompanying offering circular of the Company, dated as of August 6, 2001 (the "Offering Circular"). Upon consummation of the Exchange Offer, each Holder that has properly tendered and not withdrawn Old Notes will receive: (i) New Notes in a principal amount equal to the sum of (x) the principal amount of that Holder's Old Notes properly tendered and not withdrawn in the Exchange Offer plus (y) the aggregate amount of interest accrued and unpaid on such Old Notes from August 1, 1999 through the day before the date the Exchange Offer is consummated, (ii) a fee, in cash, in an amount equal to 3% of the principal amount of such holder's Old Notes tendered and not withdrawn (the "Participation Fee"), payable as described in the Offering Circular, and (iii) 5.45 common stock purchase warrants (the "Warrants") for each $1,000 principal amount of that Holder's Old Notes tendered and not withdrawn, each Warrant entitling the Holder to purchase one share of the Company's common stock, par value $.25 per share, at a price of $2.273 per share through December 31, 2004. The New Notes will be issued pursuant to a New Indenture (as hereinafter defined), which will set forth the terms of the New Notes. The following are the most significant differences between the terms of the Old Notes and the term of the New Notes: (i) the maturity date of the New Notes will be December 31, 2004; the maturity date of the Old Notes was February 1, 2000; (ii) interest on the New Notes will be payable quarterly on each March 31, June 30, September 30, and December 31, at the rate of 14% per annum for the period from the date the Exchange Offer is consummated through December 31, 2001, and 15% per annum thereafter; interest on the Old Notes was payable semi-annually, on each February 1 and August 1, at the rate of 12 3/4% per annum, and (iii) the financial covenants contained in the New Indenture will reduce the Company's ability to pay cash dividends, repurchase capital stock, and incur additional debt compared to the financial covenants contained in the Old Indenture (as hereinafter defined). The undersigned understands that, upon consummation of the Exchange Offer, the Company will terminate the indenture dated as of August 1, 1993 between the Company and The Bank of New York, as successor to IBJ Whitehall Bank & Trust Company, as trustee, pursuant to which the Old Notes were issued (the "Old Indenture") and will enter into a new indenture with Wilmington Trust Company (the "Trustee") governing the New Notes (the "New Indenture"). The Exchange Offer will be consummated, and the Company and the Trustee will execute the New Indenture, upon the satisfaction of the conditions set forth in the Offering Circular, including the condition that at least 99% of the aggregate outstanding principal amount of the Old Notes shall have been tendered. If Holders of less than 99% of the aggregate outstanding principal amount of the Old Notes do not validly tender their Old Notes in the Exchange Offer and the other conditions are not met, the New Indenture will not be executed and the Exchange Offer will not be consummated.

         In the event of any inconsistency between this Letter of Transmittal and the Offering Circular, the Offering Circular shall govern.

         The Holder hereby represents and warrants that the Holder has read and agrees to all of the terms and conditions of the Offering Circular, has full power and authority to deliver the Letter of Transmittal and tender the Old Notes being exchanged hereby and to accept the Participation Fee, by reason of the Holder's business or financial experience or the business or financial experience of the Holder's professional advisors (who are not affiliated with or compensated by the Company or any affiliate or selling agent of the Company) can be reasonably assumed to have the capacity to protect its own interests in connection with the Exchange Offer and to make the representations and warranties set forth herein. The Holder also represents and warrants that it has full power and authority to tender, exchange, sell, assign, and transfer the Old Notes tendered herewith and that, when the same are accepted for exchange, the Company will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances, and that the Old Notes tendered herewith are not subject to any adverse claims or proxies. The Holder will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to make valid delivery of this Letter of Transmittal or to complete the exchange, assignment, and transfer of the Old Notes tendered herewith.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Holder and any obligation of the Holder hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the Holder. The terms of this Letter of Transmittal shall survive the completion of the Exchange Offer.

         A valid delivery of this Letter of Transmittal pursuant to the procedures described in the Offering Circular and in the instructions hereto will constitute the Holder's acceptance of the terms and conditions of the Exchange Offer and a binding agreement between the Holder and the Company upon the terms and subject to the conditions of the Offering Circular. The Holder executing this Letter of Transmittal (or delivering an agent's message in lieu thereof) recognizes that the Company has the right to amend, extend, or terminate any of the terms and conditions of the Exchange Offer and that certain conditions set forth in the Offering Circular must be satisfied before the Exchange Offer can be consummated. These conditions include, among others, the condition that at least 99% of the aggregate outstanding principal amount of the Old Notes must have been validly tendered for exchange in the Exchange Offer and not withdrawn. In the event that such conditions are not satisfied, the Exchange Offer will not be consummated and the Company will return to the delivering Holders all Old Notes previously tendered promptly after the Expiration Date.

         The Holder executing this Letter of Transmittal also understands that, unless otherwise indicated, the Participation Fee, Warrants, and New Notes shall be issued in the name of the registered Holder of the Old Notes and shall be mailed to the name and address indicated in Box 1 below. Participation Fees, Warrants, and New Notes being issued in connection with Letters of Transmittal delivered and Old Notes tendered by participants in The Depository Trust Company ("DTC") pursuant to an agent's message will be credited to the participant's account maintained at DTC. If a Participation Fee is to be sent to an address other than that indicated in Box 1, then Box 2 should be properly completed. If Warrants are to be sent to an address other than that indicated in Box 1, then Box 3 should be completed; and if the New Notes are to be sent to an address other than that indicated in Box 1, then Box 4 should be completed. The name(s) and address(es) of the registered holder(s) of the Old Notes tendered herewith should be printed in Box 1 below, if they are not already set forth therein, as they appear on the certificates representing such Old Notes. The certificate number(s) and the aggregate principal amount of such Old Notes being tendered should also be indicated in Box 1 below.

         The undersigned understands that the delivery of this Letter of Transmittal and the tender of Old Notes pursuant to any of the procedures described under "The Exchange Offer-Procedures for Tendering Old Notes" in the Offering Circular and in the instructions hereto will, upon the Company's acceptance of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offering Circular.

         The Exchange Offer is subject to certain conditions as set forth in the Offering Circular under the caption "The Exchange Offer-Conditions." The undersigned recognizes that as a result of these conditions (which may be waived only as disclosed in the Offering Circular), as more particularly set forth in the Offering Circular, the Company may not be required to exchange any of the Old Notes tendered herewith and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown in Box 1.

         The undersigned understands that the delivery and surrender of the Old Notes is not effective until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, and such determination shall be final and binding.

                              --------------------

         THIS LETTER OF TRANSMITTAL CONTAINS IMPORTANT INFORMATION THAT SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE EXCHANGE OFFER.

         THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF OLD NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. HOWEVER, THE COMPANY MAY, IN ITS SOLE DISCRETION, TAKE SUCH ACTION AS IT DEEMS NECESSARY TO MAKE THE EXCHANGE OFFER IN ANY SUCH JURISDICTION, AND EXTEND THE EXCHANGE OFFER TO HOLDERS OF NOTES IN SUCH JURISDICTION.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF THE COMPANY THAT IS NOT CONTAINED IN THE OFFERING CIRCULAR OR IN THIS LETTER OF TRANSMITTAL AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON.

                             ---------------------


----------------------------------------------------------------------------------------------------------------------

                                                         BOX 1
                                         DESCRIPTION OF OLD NOTES BEING TENDERED
                                                   (See Instruction 1)

----------------------------------------------- ---------------------------------- -----------------------------------
   Name(s) and address(es) of registered         Certificate numbers                 Principal amount
   Holder(s) exactly as they appear on the       (attach list if necessary)
   Old Notes
----------------------------------------------- ---------------------------------- -----------------------------------

                                                ---------------------------------- -----------------------------------

                                                ---------------------------------- -----------------------------------

                                                ---------------------------------- -----------------------------------

---------------------------------------------------------------------------------- -----------------------------------
   Total principal amount of Old Notes being tendered
---------------------------------------------------------------------------------- -----------------------------------



--------------------------------------------------------------------------------

                                      BOX 2
              PAYMENT INSTRUCTIONS FOR PAYMENT OF PARTICIPATION FEE
                               (See Instruction 5)
--------------------------------------------------------------------------------

                                PLEASE CHECK ONE OF THE FOLLOWING OPTIONS:
----- Send Participation Fee by check to address listed in Box 1, above
----- Send Participation Fee by wire transfer (complete Box 2(a))
----- Send Participation Fee by check to address other than that listed in Box 1
       (complete Box 2(b))
--------------------------------------  ----------------------------------------
            BOX 2(A)                                BOX 2(B)
--------------------------------------  ----------------------------------------
Please wire payment to:                    Please send check to:

Broker Name:
                -----------------------
                                           Address:
                                                    -------------------------
Broker Address:
                -----------------------             -------------------------

                -----------------------              -------------------------

Routing DTC #:
              ------------------------

Account Name:
              ------------------------

Account #:
          ----------------------------
--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------
                                      BOX 3
                       DELIVERY INSTRUCTIONS FOR WARRANTS
                               (See Instruction 6)
--------------------------------------------------------------------------------

                   PLEASE CHECK ONE OF THE FOLLOWING OPTIONS:
------ Send Warrants in registered form to address listed in Box 1, above
------ Send Warrants by book-entry transfer (complete Box 3(a))
------ Send Warrants in registered form to address other than that listed in
       Box 1 (complete Box 3(b))
----------------------------------------    ------------------------------------
               BOX 3(A)                                   BOX 3(B)
----------------------------------------    ------------------------------------
Please deliver Warrants, in book-entry      Please send Warrants, in registered
form to:                                    form, to:

Broker Name:
                -----------------------
                                           Address:
                                                    -------------------------
Broker Address:
                -----------------------             -------------------------

                -----------------------              -------------------------

Routing DTC #:
              ------------------------

Account Name:
              ------------------------

Account #:
          ----------------------------
--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------
                                      BOX 4
                       DELIVERY INSTRUCTIONS FOR NEW NOTES
                               (See Instruction 7)
--------------------------------------------------------------------------------

                   PLEASE CHECK ONE OF THE FOLLOWING OPTIONS:
--------- Send New Notes in registered form to address listed in Box 1, above --------- Send New Notes by book-entry transfer (complete Box 4(a))
--------- Send New Notes in registered form to address other than that listed in
          Box 1 (complete Box 4(b))
---------------------------------------  ---------------------------------------
           BOX 4(A)                                    BOX 4(B)
---------------------------------------  ---------------------------------------
Please deliver New Notes, in book-entry  Please send New Notes, in registered
form to:                                 form, to:


Broker Name:
                -----------------------
                                           Address:
                                                    -------------------------
Broker Address:
                -----------------------             -------------------------

                -----------------------              -------------------------

Routing DTC #:
              ------------------------

Account Name:
              ------------------------

Account #:
          ----------------------------
--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------
                                      BOX 5
                                  SIGNATURE(S)
                           (See Instructions 2 and 3)
--------------------------------------------------------------------------------


 ----------------------------------------------    -----------------------------
Name of Registered Holder of Old Notes             Signature of Holder

-----------------------------------------------    -----------------------------
Name of Registered Holder of Old Notes (if more    Signature of Holder (if more
than one)                                          than one)

Tax Identification
 or Social Security Number:
                            -------------------

Capacity (Full Title)
                      -------------------------

Address:
          -------------------------------------

          -------------------------------------

Area Code and Telephone Number:
                                ---------------

Dated:
       ----------------------------------------

MEDALLION GUARANTEE OF SIGNATURE(S)
(If required by Instruction 3)


Name:
      ---------------------------------------------------

Authorized Signature:
                      -----------------------------------

Title:
       --------------------------------------------------

Name of Institution:
                    -------------------------------------

Address:
         ------------------------------------------------

         ------------------------------------------------

Area Code and Telephone Number:
                                -------------------------

Dated:
      --------------------------------------------------
--------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL


         PLEASE DO NOT SEND LETTERS OF TRANSMITTAL OR OLD NOTES BEING TENDERED HEREWITH DIRECTLY TO THE COMPANY. YOUR LETTER OF TRANSMITTAL AND OLD NOTES BEING TENDERED HEREWITH SHOULD BE DELIVERED TO THE EXCHANGE AGENT, AT THE ADDRESSES INDICATED ON THE FIRST PAGE HEREOF.

               1. TENDER OF OLD NOTES

         This Letter of Transmittal is to be completed by Holders of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the Holder of such Old Notes) to tender their Old Notes in the Exchange Offer, and receive New Notes in exchange for such Holders' Old Notes validly tendered, including all accrued and unpaid interest thereon. All Holders must properly complete Box 1.

         Holders who wish to receive the Participation Fee by wire transfer or by check to an address other than that listed in Box 1 must also complete Box 2. See Instruction 5. Holders delivering Letters of Transmittal for which signatures are required to be guaranteed must also complete Box 5. See Instruction 3.

         Holders may also deliver their Letters of Transmittal and Old Notes being tendered herewith by book-entry transfer to the Exchange Agent's account at DTC in accordance with DTC's automated tender offer program and by complying with applicable automated tender offer program procedures with respect to the Exchange Offer. DTC participants that are delivering Old Notes and accepting Participation Fees, Warrants, and New Notes in consideration and exchange therefor should transmit their Letters of Transmittal to DTC, which will execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "agent's message") to the Exchange Agent for its acceptance in which the Holder of the Old Notes being tendered acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms, on behalf of itself and the beneficial owners of such Old Notes being tendered, all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and to such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message.

               2. SIGNATURES OF TENDERING HOLDERS

         In order to validly complete and deliver this Letter of Transmittal, Box 5 must be properly completed. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes that are being tendered herewith, the signature(s) must correspond to the name(s) as written on the face of such Old Notes without alteration, addition, or any change whatsoever.

         If any of the Old Notes that are being tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any Old Notes that are being tendered are registered in different names on several Certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of Old Notes.

         If this Letter of Transmittal is being signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such person's authority to so act.

               3. GUARANTEE OF SIGNATURES

         No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by a firm that is an Eligible Institution, as defined in the Offering Circular.

         In all other cases, an Eligible Institution must provide a medallion guarantee of signature(s) in Box 5 of this Letter of Transmittal.

               4. INADEQUATE SPACE

         If the space provided in Box 1 is inadequate, the Certificate number(s) and/or the principal amount of Old Notes being tendered and any other required information should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

               5. DELIVERY OF PARTICIPATION FEES

         Unless otherwise indicated in Box 2, the undersigned hereby directs that payment of the Participation Fee be issued in the name(s) of the undersigned to the address listed in Box 1, above, or, in the case of delivery of this Letter of Transmittal by an agent's message, that the payment of the Participation Fee be credited to the participant's account at DTC. If Participation Fees are to be paid to the Holder by means of a wire transfer, Box 2(a) must be properly completed. If Participation Fees are to be paid by check to the Holder at an address other than that shown above in Box 1, then Box 2(b) of this Letter of Transmittal must be properly completed.

               6. DELIVERY OF WARRANTS

         Unless otherwise indicated in Box 3, the undersigned hereby directs that the Warrants be issued in the name(s) of the undersigned and delivered to the address listed in Box 1, above, or, in the case of delivery of this Letter of Transmittal by an agent's message, that the delivery of the Warrants be credited to the participant's account at DTC. If Warrants are to be delivered by book-entry transfer to an account at DTC other than the account from which the Letter of Transmittal was delivered, then Box 3(a) of this Letter of Transmittal must be properly completed. If Warrants are to be delivered to the Holder at an address other than that shown above in Box 1, then Box 3(b) of this Letter of Transmittal must be properly completed.

               7. DELIVERY OF NEW NOTES IN EXCHANGE FOR OLD NOTES

         Unless otherwise indicated in Box 4, the undersigned hereby directs that the New Notes being issued in exchange for the Notes being tendered herewith be issued in the name(s) of the undersigned and delivered to the address listed in Box 1, above, or, in the case of delivery of this Letter of Transmittal by an agent's message, that the delivery of such New Notes be credited to the participant's account at DTC. If New Notes are to be delivered by book-entry transfer to an account at DTC other than the account from which the Letter of Transmittal was delivered, then Box 4(a) of this Letter of Transmittal must be properly completed. If New Notes are to be delivered to the Holder at an address other than that shown above in Box 1, then Box 4(b) of this Letter of Transmittal must be properly completed.

               8. WITHDRAWAL RIGHTS

         Except as otherwise provided herein, Letters of Transmittal and validly tendered Old Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the front cover hereof prior to the Expiration Date. Any such notice of withdrawal must:

        (1) specify the name of the person having tendered the Old Notes that are being withdrawn,

        (2) identify, by certificate number(s) and principal amount, the Old Notes that are being withdrawn,

        (3) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees), and

        (4) be in form satisfactory to the Company.

         All questions as to the validity, form, and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, and such determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Letters of Transmittal that have been properly delivered but are withdrawn will be returned to the Holder, together with the Old Notes that were tendered but are being withdrawn, without cost to such Holder, promptly after the Expiration Date.

         If, after the Expiration Date, the Company decreases the Participation Fee, then previously delivered Letters of Transmittal and tendered Old Notes may be validly withdrawn until ten business days after the later of the Expiration Date then in effect and the date that notice of the reduction is first published, given, or sent by the Company to Holders of the Old Notes.

               9. DETERMINATION OF VALIDITY

         The Company will determine, in its sole discretion, all questions as to the form of documents and the validity, eligibility (including time of receipt), and acceptance of delivered Letters of Transmittal, and such determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders of Old Notes or deliveries of Letters of Transmittal determined by it not to be in proper form or the acceptance of which, in the view of counsel to the Company, may be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any defects or irregularities in the tender of Old Notes or the delivery of Letters of Transmittal or to waive any of the conditions of the Exchange Offer set forth in the Offering Circular.

         The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

               10. QUESTIONS, REQUESTS FOR ASSISTANCE, AND ADDITIONAL COPIES

         Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Offering Circular and the Letter of Transmittal may be obtained from the Exchange Agent.

               11. STOCK TRANSFER TAXES

         Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Old Notes in connection with the Exchange Offer, then the amount of any such tax (whether imposed on the registered Holder or any other persons) is payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such taxes will be billed directly to such tendering Holder.

               12. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9

         For U.S. Federal income tax purposes, each Holder is required, unless an exemption applies, to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 (Box 6 of this Letter of Transmittal), and to certify, under penalty of perjury, that such number is correct and that such Holder is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holder or other payee of the Participation Fee pursuant to the Offering Circular may be subject to 31% backup withholding.

         Part 3 of the Substitute Form W-9 (Box 6) may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If Part 3 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number on Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

         The Holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Old Notes being tendered hereby or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes being tendered hereby. If the Old Notes being tendered herewith are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         If the tendering Holder is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8, Certificate of Foreign Status. A copy of the Form W-8 may be obtained from the Exchange Agent. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.



------------------------------------------------------------------------------------------------------------------------------------
                                                              BOX 6
------------------------------------------------------------------------------------------------------------------------------------

                                             PAYOR'S NAME: Wilmington Trust Company
--------------------------- --------------------------------------------------------------------------------------------------------
SUBSTITUTE                    Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed)

                              ------------------------------------------------------------------------------------------------------
Form W-9                      Address
                              ------------------------------------------------------------------------------------------------------
                              City, State and Zip Code
                              ------------------------------------------------------------------------------------------------------
Department of the Treasury    List account number(s) here (optional)
Internal Revenue Service
                              ----------------------------------------------------------  ------------------------------------------
                              Part 1 - PLEASE PROVIDE YOUR TAXPAYER                       Social Security
                              IDENTIFICATION NUMBER ("TIN") IN THE BOX AT                 Number or TIN
                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

                              ---------------------------------------------------------- -------------------------------------------


                              Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or
                              (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.
                                                                                          Not subject to withholding |_|
----------------------------- ----------------------------------------------------------- ------------------------------------------
Payor's Request for TIN       CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY           Part 3--
                              THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,
                              CORRECT, AND COMPLETE.

                              Signature: ___________________   Date: ___________               Awaiting TIN|_|
----------------------------- ----------------------------------------------------------- ------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9"
FOR ADDITIONAL DETAILS.

------------------------------------------------------------------------------------------------------------------------------------

                                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                                            THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9
                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Old Notes tendered hereby shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue
Service until I provide a taxpayer identification number.

Signature:                                                                                        Date:
           ------------------------                                                                     ---------------------

------------------------------------------------------------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


A. TIN--The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

------------------------------------------------------------------ ------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                          GIVE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION
                                                                   NUMBER OF:
------------------------------------------------------------------ ------------------------------------------------------
1.   Individual                                                    The individual
2.   Two or more individuals                                       The actual owner of the account or, if combined
     (joint account)                                               funds, the first individual on the account (1)
3.   Custodian account of a minor (Uniform Gift to Minors          The minor(2)
     Act)
4.   a. Revocable savings trust (grantor is also trustee)          The grantor-trustee(1)
     b.  So-called trust account that is not a legal or valid      The actual owner(1)
     trust under State law
5.   Sole proprietorship                                           The owner(3)
6.   A valid trust, estate or pension trust                        Legal entity(4)
7.   Corporate                                                     The corporation
8.   Association, club, religious, charitable, educational         The organization
     or other tax exempt organization
9.   Partnership                                                   The partnership
10.  A broker or registered nominee                                The broker or nominee
11.  Account with the Department of Agriculture                    The public entity
------------------------------------------------------------------ ------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's name and social security number.
(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.
(4) List first and circle the name of the legaltrust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES--The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part 3 of the form, sign and date the form.

         For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); and (12) a financial institution.

C. OBTAINING A NUMBER

         If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE

         Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

         Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E. PENALTIES

         (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

         (2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

         (3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

         (4) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.